UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2009

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to a registration rights agreement, Leggett & Platt, Incorporated (the “Company”) filed a prospectus supplement dated February 26, 2009 under its registration statement on Form S-3 filed February 26, 2009, covering 120,452 shares of the Company’s common stock, par value $0.01 per share that may be offered for sale from time to time by certain selling shareholders. In connection with such registration of the shares, the Company is filing a legal opinion as Exhibit 5.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
5.1	Opinion of Ernest C. Jett, Senior Vice President, General Counsel and Secretary of Leggett & Platt, Incorporated.

23.1	Consent of Ernest C. Jett, Senior Vice President, General Counsel and Secretary (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 26, 2009	By:	/s/ ERNEST C. JETT
Ernest C. Jett
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
5.1	Opinion of Ernest C. Jett, Senior Vice President, General Counsel and Secretary of Leggett & Platt, Incorporated.

23.1	Consent of Ernest C. Jett, Senior Vice President, General Counsel and Secretary (included in Exhibit 5.1).

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